                                                    EXHIBIT 4.1

          POOLING AND SERVICING AGREEMENT, relating to EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-2, dated as of May 1, 1996, by and among EQUIVANTAGE ACCEPTANCE CORP., a Delaware corporation, in its capacity as Sponsor of the Trust (the "Sponsor"), EquiVantage Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, in its capacity as trustee (the "Trustee").

          WHEREAS, the Sponsor wishes to establish a trust which provides for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

          WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the trust estate;

          WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

          WHEREAS, Norwest Bank Minnesota, National Association is willing to serve in the capacity of Trustee hereunder; and

          WHEREAS, Financial Guaranty Insurance Company (the
"Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Sponsor, the Servicer and the Trustee hereby agree as follows:


                              ARTICLE I

                 DEFINITIONS; RULES OF CONSTRUCTION

          Section 1.1.     Definitions.  For all purposes of this
Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

          "Account":  Any account established in accordance with
Section 7.2 or 8.8 hereof.

          "Aggregate Certificate Principal Balance": As of the Startup Date, $100,000,000 and as of any date thereafter, the sum of the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance as of such date.

          "Aggregate Loan Balance": As of any date, the aggregate Loan Balance of all Mortgage Loans as of such date.

          "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

          "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value or, in the case of an appraised value or purchase price determined by the related Originator to be excessive, such appraised value adjusted downward.

          "Assignment Opinion": As defined in Section 3.5(b)(ii) hereof.

          "Authorized Officer": With respect to any Person, any individual who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such

Person and, with respect to the Trustee, the Sponsor and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Startup Day.

          "Available Funds": As defined in Section 7.3(a) hereof. The term "Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of the Certificates by the Trustee as a result of proceedings under the United States Bankruptcy Code.

          "Available Funds Shortfall":  As defined in Section
7.3(b) hereof.

          "Balloon Loan": Any Mortgage Loan which has an amortization schedule which extends beyond its maturity date, resulting in a relatively large unamortized principal balance due in a single payment at maturity.

          "Base Subordinated Amount": As defined in the Insurance and Indemnity Agreement.

          "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located, which initially is Minneapolis, Minnesota, are authorized or obligated by law or executive order to be closed.

          "Certificate": Any one of the Class A Certificates or the Class R Certificates, each representing the interests and the rights described in this Agreement.

          "Certificate Account": The Certificate Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

          "Certificate Insurance Policy": The certificate guaranty surety bond number 96010245, issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates.

          "Certificate Insurer":  Financial Guaranty Insurance
Company, a New York stock insurance company, and any successor thereto.

          "Certificate Insurer Default":  The failure by the
Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms.

          "Certificate Principal Balance": As to the Class A-1 Certificates, the Class A-1 Certificate Principal Balance; as to the Class A-2 Certificates, the Class A-2 Certificate Principal Balance; as to the Class A-3 Certificates, the Class A-3 Certificate Principal Balance; and as to the Class A-4 Certificates, the Class A-4 Certificate Principal Balance. As to any particular Class A Certificate, the product of the Percentage Interest evidenced thereby and the Certificate Principal Balance of all Class A Certificates of the same Class. The Class R Certificates do not have a "Certificate Principal Balance".

          "Class": All of the Class A-1 Certificates, all of the Class A-2 Certificates, all of the Class A-3 Certificates, all of the Class A-4 Certificates or all of the Class R Certificates, as the case may be.

          "Class A Certificate":  Any one of the Class A-1
Certificates, any one of the Class A-2 Certificates, any one of the Class A-3 Certificates or any one of the Class A-4 Certificates, as the case may be.

          "Class A-1 Certificate": Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto. The Class A-1 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

          "Class A-1 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-1 Certificates less any amounts actually distributed as part of the Class A-1 Distribution Amount pursuant to Section 7.5(b)(iv) hereof with respect to principal thereon on all prior Payment Dates.

          "Class A-1 Certificate Termination Date":  The Payment
Date on which the Class A-1 Certificate Principal Balance is reduced to zero.

          "Class A-1 Distribution Amount":  With respect to the
Class A-1 Certificates for any Payment Date, the amount actually distributed to the Owners of the Class A-1 Certificates on such Payment Date, applied first to interest and then to principal, which amount shall be the lesser of (x) the Class A-1 Formula Distribution Amount for such Payment Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of the Class A-1 Certificates for such Payment Date.

          "Class A-1 Formula Distribution Amount": With respect to the Class A-1 Certificates for any Payment Date, the sum of the Class A-1 Interest Distribution Amount and the Class A-1 Principal
Distribution Amount.

          "Class A-1 Interest Carry-Forward Amount": With respect to any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-1 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any Insured Payment, made to the Owners of the Class A-1 Certificates on such immediately preceding Payment Date on account of the Class A-1 Interest Distribution Amount pursuant to
Section 7.5(b)(iv) and (ii) 30 days' interest on such excess at the Class A-1 Pass-Through Rate.

          "Class A-1 Interest Distribution Amount": With respect to the Class A-1 Certificates for any Payment Date the sum of:

          (i) the aggregate amount of interest accrued on the Class A-1 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-1 Pass-Through Rate (based on a 360-day year of 12 30-day months); and

          (ii)     the Class A-1 Interest Carry-Forward Amount.

          "Class A-1 Pass-Through Rate":  6.725% per annum.

          "Class A-1 Principal Distribution Amount": With respect to the Class A-1 Certificates for any Payment Date, the lesser of (x) the Principal Distribution Amount for such Payment Date, and (y) the Class A-1 Certificate Principal Balance as of such Payment Date.

          On the Class A-1 Certificate Termination Date, any excess of (a) the amount described in clause (x) of the preceding paragraph over (b) the amount described in clause (y) of the preceding paragraph shall be distributed as principal with respect to the Class A-2 Certificates, as elsewhere provided herein.

          "Class A-2 Certificate": Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto. The Class A-2 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

          "Class A-2 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-2 Certificates less any amounts actually distributed as part of the Class A-2 Distribution Amount pursuant to Section 7.5(b)(iv) hereof with respect to principal thereon on all prior Payment Dates.

          "Class A-2 Certificate Termination Date":  The Payment
Date on which the Class A-2 Certificate Principal Balance is reduced to zero.

          "Class A-2 Distribution Amount":  With respect to the
Class A-2 Certificates for any Payment Date, the amount actually distributed to the Owners of the Class A-2 Certificates on such Payment Date, applied first to interest and then to principal, which amount shall be the lesser of (x) the Class A-2 Formula Distribution Amount for such Payment Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of the Class A-2 Certificates for such Payment Date.

          "Class A-2 Formula Distribution Amount": With respect to the Class A-2 Certificates for any Payment Date, the sum of the Class A-2 Interest Distribution Amount and the Class A-2 Principal
Distribution Amount.

          "Class A-2 Interest Carry-Forward Amount": With respect to any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-2 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any Insured Payment, made to the Owners of the Class A-2 Certificates on such immediately preceding Payment Date on account of the Class A-2 Interest Distribution Amount pursuant to
Section 7.5(b)(iv) and (ii) 30 days' interest on such excess at the Class A-2 Pass-Through Rate.

          "Class A-2 Interest Distribution Amount": With respect to the Class A-2 Certificates for any Payment Date the sum of:

          (i) the aggregate amount of interest accrued on the Class A-2 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-2 Pass-Through Rate (based on a 360-day year of 12 30-day months); and

          (ii)     the Class A-2 Interest Carry-Forward Amount.

          "Class A-2 Pass-Through Rate":  7.075% per annum.

          "Class A-2 Principal Distribution Amount": With respect to the Class A-2 Certificates for any Payment Date prior to the Class A-1 Certificate Termination Date, zero.

          On the Class A-1 Certificate Termination Date, the excess of (x) the Principal Distribution Amount as of the Class A-1
Certificate Termination Date over (y) the Class A-1 Certificate
Principal Balance on the Class A-1 Certificate Termination Date.

          With respect to the Class A-2 Certificates for any Payment Date following the Class A-1 Certificate Termination Date, the lesser of (x) the Principal Distribution Amount for such Payment Date and (y) the Class A-2 Certificate Principal Balance as of such Payment Date. On the Class A-2 Certificate Termination Date any remaining portion of the Principal Distribution Amount shall be distributed with respect to the Class A-3 Certificates.

          "Class A-3 Certificate": Any Certificate designated as a "Class A-3 Certificate" on the face thereof, in the form of Exhibit A-3 hereto. The Class A-3 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

          "Class A-3 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-3 Certificates less any amounts actually distributed as part of the Class A-3 Distribution Amount pursuant to Section 7.5(b)(iv) hereof with respect to principal thereon on all prior Payment Dates.

          "Class A-3 Certificate Termination Date":  The Payment
Date on which the Class A-3 Certificate Principal Balance is reduced to zero.

          "Class A-3 Distribution Amount":  With respect to the
Class A-3 Certificates for any Payment Date, the amount actually distributed to the Owners of the Class A-3 Certificates on such Payment Date, applied first to interest and then to principal, which amount shall be the lesser of (x) the Class A-3 Formula Distribution Amount for such Payment Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of the Class A-3 Certificates for such Payment Date.

          "Class A-3 Formula Distribution Amount": With respect to the Class A-3 Certificates for any Payment Date, the sum of the Class A-3 Interest Distribution Amount and the Class A-3 Principal
Distribution Amount.

          "Class A-3 Interest Carry-Forward Amount": With respect to any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-3 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any Insured Payment, made to the Owners of the Class A-3 Certificates on such immediately preceding Payment Date on account of the Class A-3 Interest Distribution Amount pursuant to
Section 7.5(b)(iv) and (ii) 30 days' interest on such excess at the Class A-3 Pass-Through Rate.

          "Class A-3 Interest Distribution Amount": With respect to the Class A-3 Certificates for any Payment Date the sum of:

          (i) the aggregate amount of interest accrued on the Class A-3 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-3 Pass-Through Rate (based on a 360-day year of 12 30-day months); and

          (ii)     the Class A-3 Interest Carry-Forward Amount.

          "Class A-3 Pass-Through Rate":  7.475% per annum.

          "Class A-3 Principal Distribution Amount": With respect to the Class A-3 Certificates for any Payment Date prior to the Class A-2 Certificate Termination Date, zero.

           On the Class A-2 Certificate Termination Date, the excess of (x) the Principal Distribution Amount as of the Class A-2 Certificate Termination Date over (y) the Class A-2 Certificate Principal Balance on the Class A-2 Certificate Termination Date.

          With respect to the Class A-3 Certificates for any Payment Date following the Class A-2 Certificate Termination Date, the lesser of (x) the Principal Distribution Amount as of such Payment Date and (y) the Class A-3 Certificate Principal Balance as of such Payment Date. On the Class A-3 Certificate Termination Date any remaining portion of the Principal Distribution Amount shall be distributed with respect to the Class R Certificates.

          "Class A-4 Certificate": Any Certificate designated as a "Class A-4 Certificate" on the face thereof, in the form of Exhibit A-4 hereto. The Class A-4 Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

          "Class A-4 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-4 Certificates less any amounts actually distributed as part of the Class A-4 Distribution Amount pursuant to Section 7.5(b)(iv) hereof with respect to principal thereon on all prior Payment Dates.

          "Class A-4 Certificate Termination Date":  The Payment
Date on which the Class A-4 Certificate Principal Balance is reduced to zero.

          "Class A-4 Distribution Amount":  With respect to the
Class A-4 Certificates for any Payment Date, the amount actually distributed to the Owners of the Class A-4 Certificates on such Payment Date, applied first to interest and then to principal, which amount shall be the lesser of (x) the Class A-4 Formula Distribution Amount for such Payment Date and (y) the amount (including any applicable portion of any Insured Payment) available for distribution on account of the Class A-4 Certificates for such Payment Date.

          "Class A-4 Formula Distribution Amount": With respect to the Class A-4 Certificates for any Payment Date, the sum of the Class A-4 Interest Distribution Amount and the Class A-4 Principal
Distribution Amount.

          "Class A-4 Interest Carry-Forward Amount": With respect to any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-4 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any Insured Payment, made to the Owners of the Class A-4 Certificates on such immediately preceding Payment Date on account of the Class A-4 Interest Distribution Amount pursuant to
Section 7.5(b)(iv) and (ii) 30 days' interest on such excess at the Class A-4 Pass-Through Rate.

          "Class A-4 Interest Distribution Amount": With respect to the Class A-4 Certificates for any Payment Date the sum of:

          (i) the aggregate amount of interest accrued on the Class A-4 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-4 Pass-Through Rate (based on a 360-day year of 12 30-day months); and

          (ii)     the Class A-4 Interest Carry-Forward Amount.

          "Class A-4 Net Funds Cap Rate": As of any Payment Date, a per annum rate, expressed as a percentage, equal to the product of
(x) 100 and (y) a fraction, the numerator of which is an amount equal to (i) the sum of (A) a full month's scheduled interest due on all of the Mortgage Loans during the immediately preceding Remittance Period and (B) the amount of any Subordination Reduction Amount for such Payment Date minus (ii) the sum of (A) the sum of the Class A-1 Interest Distribution Amount, the Class A-2 Interest Distribution Amount, and the Class A-3 Interest Distribution Amount and, in each case as of such Payment Date, (B) the product of (1) one-twelfth of the applicable Servicing Fee Rate and (2) the aggregate Loan Balances of the Mortgage Loans as of the beginning of the immediately preceding Remittance Period, (C) the Premium Amount, and (D) the product of (1) one-twelfth of the then applicable Trustee Fee Rate and (2) the aggregate Loan Balances of the Mortgage Loans as of the beginning of the immediately preceding Remittance Period, and the denominator of which is one-twelfth of the Class A-4 Certificate Principal Balance immediately prior to such Payment Date.

          "Class A-4 Pass-Through Rate": 8.050% per annum, subject to Class A-4 Net Funds Cap Rate.

          "Class A-4 Principal Distribution Amount": With respect to the Class A-4 Certificates for any Payment Date prior to the Class A-3 Certificate Termination Date, zero.

           On the Class A-3 Certificate Termination Date, the excess of (x) the Principal Distribution Amount as of the Class A-3 Certificate Termination Date over (y) the Class A-2 Certificate Principal Balance on the Class A-3 Certificate Termination Date.

          With respect to the Class A-4 Certificates for any Payment Date following the Class A-3 Certificate Termination Date, the lesser of (x) the Principal Distribution Amount as of such Payment Date and (y) the Class A-4 Certificate Principal Balance as of such Payment Date. On the Class A-4 Certificate Termination Date any remaining portion of the Principal Distribution Amount shall be distributed with respect to the Class R Certificates.

          "Class R Certificate": Any of those Certificates representing residual rights to distributions from the REMIC and designated as a "Class R Certificate" on the face thereof, in the form of Exhibit B hereto.

          "Clean-Up Call Date": The first Remittance Date following the date on which the aggregate Loan Balances of all Mortgage Loans has declined to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Closing Date.

          "Code": The Internal Revenue Code of 1986, as amended and any successor statute.

          "Combined Loan-to-Value Ratio":  With respect to any
First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Property and with respect to any Second Mortgage Loan, the percentage equal to (a) the sum of (i) the remaining principal balance, as of origination of the Second Mortgage Loan of the Senior Lien note(s) relating to such Second Mortgage Loan and (ii) the Original Principal Amount of the Note relating to such Second Mortgage Loan divided by (b) the Appraised Value.

          "Compensating Interest": As defined in Section 8.9(b) hereof.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust Department. The telecopy number for the Corporate Trust Office on the Closing Date is (612) 667-9825.

          "Coupon Rate":  The rate of interest borne by each Note.

          "Cumulative Loss Amount":  With respect to any Payment
Date, an amount equal to the aggregate of all Realized Losses incurred in all prior Remittance Periods.

          "Cut-Off Date":  The close of business on May 1, 1996.

          "Delinquency Advance": With respect to any Delinquent Mortgage Loan and Remittance Period, the interest (calculated at the Mortgage Loan Coupon Rate net of the Servicing Fee Rate) due, but not collected, with respect to such Mortgage Loan during such Remittance Period.

          "Delinquency Ratio": With respect to any Payment Date, a fraction expressed as a percentage (a) the numerator of which equals the aggregate Loan Balance of all Mortgage Loans that are 90 or more days Delinquent, in foreclosure or converted to REO Properties, as the case may be, as of the last day of the immediately preceding calendar month and (b) the denominator of which is the aggregate Loan Balance of all of the Mortgage Loans as of the last day of such immediately preceding calendar month.

          "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          "Delivery Order": The delivery order in the form set forth as Exhibit F hereto and delivered by the Sponsor to the Trustee on the Startup Day pursuant to Section 4.1 hereof.

          "Depository":  The Depository Trust Company, 7 Hanover
Square, New York, New York 10004 and any successor Depository hereafter named.

          "Designated Depository Institution": With respect to each Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) A or better by S&P and (y) A2 or better by Moody's and in one of the two highest short-term ratings of each of S&P and Moody's, unless otherwise approved in writing by the Certificate Insurer and each of Moody's and S&P, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and S&P, and, in each case acting or designated by the Servicer as the depository institution for such Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, an Account may be held by an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's if such institution has trust powers and the Account is held by such institution in its trust capacity and not in its commercial capacity.

          "Determination Date": As to each Payment Date, the third Business Day next preceding such Payment Date or such earlier day as shall be agreed by the Certificate Insurer and Trustee.

          "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

          "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

          "Document Delivery Requirements": The Sponsor's obligations to deliver certain legal documents, to prepare and record certain Mortgage assignments or to deliver certain opinions relating to Mortgage assignments, in each case with respect to the Mortgage Loans and as set forth in Section 3.5 hereof.

          "Eligible Investments": Those investments so designated pursuant to Section 7.7 hereof.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "Escrow Loans": Any Mortgage Loan all or a portion of the proceeds of which were originally paid into an escrow account pending completion of improvements to be made to the related
Property, but excluding any Mortgage Loan for which $5,000 or less was paid into an escrow account for a period not exceeding 90 days after the date of origination of the Mortgage Loan to cover the cost of specified deferred maintenance on the related Property. The
Escrow Loans will be identified in a schedule to be prepared by the Originator and delivered to the Sponsor, the Certificate Insurer and the Trustee pursuant to Section 3.5(j) hereof.

          "Event of Default":  Any event described in clause (a) of
Section 8.20 hereof.

          "Excess Subordinated Amount":  With respect to any
Payment Date, the amount, if any, by which (x) the Subordinated Amount on such Payment Date after taking into account the payment of principal made pursuant to clause (a) through clause (e) of the Principal Distribution Amount on such Payment Date to the Owners of the Class A Certificates exceeds (y) the Specified Subordinated Amount for such Payment Date.

          "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

          "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

          "File": The documents delivered to the Trustee pursuant to Section 3.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "Final Certification": As defined in Section 3.6(b) hereof.

          "Final Determination": As defined in Section 9.3(a) hereof.

          "Financing Statements": UCC-1 Financing Statements naming the Originator and the Sponsor as debtor and the Trustee as secured party, filed with the Secretary of State of each of Texas and Minnesota.

          "First Mortgage Loan": A Mortgage Loan secured by a first priority mortgage lien with respect to any Property.

          "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

          "Formula Distribution Amount": The sum of the Class A-1 Formula Distribution Amount, the Class A-2 Formula Distribution
Amount, the Class A-3 Formula Distribution Amount and the Class A-4 Formula Distribution Amount.

          "Highest Lawful Rate":  As defined in Section 11.13.

          "Indemnification Agreement":  The Indemnification
Agreement dated as of May 1, 1996 among the Sponsor, the Underwriter and the Certificate Insurer.

          "Indirect Participant": shall mean any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

          "Initial Premium": The initial premium payable by the Sponsor on behalf of the Trust to the Certificate Insurer in consideration of the delivery to the Trustee of the Certificate
Insurance Policy.

          "Insurance Agreement":  The Insurance and Indemnity
Agreement dated as of May 1, 1996 among the Sponsor, the Servicer and the Certificate Insurer, as it may be amended from time to time.

          "Insurance Policy": Any hazard, title or primary mortgage insurance policy relating to a Mortgage Loan.

          "Insurance Proceeds":  The proceeds of any Insurance
Policy relating to a Mortgage Loan, a Property or a REO Property, net of proceeds to be applied to the repair of the Property or released to the Mortgagor and net of expenses reimbursable therefrom, but excluding any Insured Payment.

          "Insured Distribution Amount": As to any Payment Date, the sum of (x) the sum of the Class A-1 Interest Distribution Amount, the Class A-2 Interest Distribution Amount, the Class A-3 Interest Distribution Amount and the Class A-4 Interest Distribution Amount for such Payment Date, (y) the Subordination Deficit, if any, for such Payment Date and (z) any Preference Amounts with respect to which affected Owners have complied with the provisions of Section 7.3(e) hereof

          "Insured Payment": As of each Payment Date, an amount equal to the Available Funds Shortfall as of such Payment Date.

          "Interest Accrual Period": With respect to each Class of the Class A Certificates and any Payment Date, the calendar month immediately preceding such Payment Date.

          "Liquidated Loan":  As defined in Section 8.13(b) hereof.
A Mortgage Loan which is purchased from the Trust pursuant to Section 3.3, 3.4, 3.6(b) or 8.10 hereof is not a "Liquidated Loan".

          "Liquidation Expenses": Expenses which are incurred by the Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, reasonable legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer or any Sub-Servicer pursuant to Section 8.9(c) with respect to the related Mortgage Loan.

          "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

          "Loan Balance": With respect to each Mortgage Loan, the outstanding principal balance thereof on the Cut-Off Date, less any related principal collections or recoveries relating to such Mortgage Loan included in previous related Monthly Remittance Amounts that were transferred by the Servicer or any Sub-Servicer to the Trustee for deposit in the Certificate Account; provided, however, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero following the date on which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter. The Loan Balance of any Mortgage Loan as of the Cut-Off Date shall be the balance of such Mortgage Loan as of the Cut-Off Date prior to application of any Prepaid Installments.

          "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 3.3, 3.4, 3.6(b) or 8.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the related Coupon Rate less, if the Servicer is the purchasing party, the Servicing Fee Rate, together with, without duplication, the aggregate amount of
(i) all delinquent interest and all unreimbursed Reimbursable Advances, (ii) all Delinquency Advances which the Servicer or any Sub-Servicer has theretofore failed to remit with respect to such Mortgage Loan and (iii) any Reimbursement Amount relating to such Mortgage Loan.

          "Majority Owners":  The Owner or Owners of Class A
Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

          "Master Transfer Agreement":  The Master Loan Transfer
Agreement between the Sponsor and the Transferor dated as of May 1, 1996.

          "Monthly Remittance Amount":  As defined in Section
8.8(d)(iii) hereof.

          "Monthly Trustee Fee Amount": As of any Payment Date the sum of (A) the product of (x) one-twelfth of the Trustee Fee Rate and
(y) the Aggregate Certificate Principal Balance as of the day preceding such Payment Date and (B) one twelfth of $2,500.

          "Moody's":  Moody's Investors Service, Inc.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note.

          "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 3.5(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes the terms "First Mortgage Loan", and "Second Mortgage Loan". The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is a REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Sponsor, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

          "Mortgagor":  The obligor on a Note.

          "Net Coupon Rate": With respect to any Mortgage Loan and any Remittance Period, such Mortgage Loan's Coupon Rate applicable to its due date occurring during such Remittance Period less the sum of
(i) the applicable Servicing Fee Rate, (ii) the Premium Percentage and (iii) the Trustee Fee Rate.

          "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and unreimbursed Servicing Advances, unreimbursed Delinquency Advances and accrued and unpaid Servicing Fees through the date of liquidation relating to such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

          "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

          "Operative Documents": Collectively, this Agreement, the Master Loan Transfer Agreement, the Certificate Insurance Policy, the Certificates, the Indemnification Agreement, the Insurance Agreement and the Sub-Servicing Agreement.

          "Original Aggregate Loan Balance":  The aggregate Loan
Balances of all Mortgage Loans as of the Cut-Off Date, i.e., $100,707,471.63.

          "Original Certificate Principal Balance":  As of the
Startup Day and as to each Class of Class A Certificates, the original Certificate Principal Balances thereof, as follows:

          Class A-1 Certificates         $38,868,000

          Class A-2 Certificates         $30,620,000

          Class A-3 Certificates         $15,083.000

          Class A-4 Certificates         $15,429,000

          The Class R Certificates do not have an Original
Certificate Principal Balance.

          "Original Principal Amount": With respect to each Note, the principal amount of such Note or the mortgage note relating to a Senior Lien, as the case may be, on the date of origination thereof.

          "Originator": EquiVantage Inc., a Delaware corporation, and its successors and assigns.

          "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

                      (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                     (ii) Certificates or portions thereof for which full and final payment money in the necessary amount has been theretofore deposited with the Trustee in trust for the Owners of such Certificates;

                    (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser; and

                     (iv)     Certificates alleged to have been
destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.5 hereof.

          Any Certificates in which the Certificate Insurer has an interest pursuant to its right of subrogation shall be "Outstanding Certificates."

          "Owner": The Person in whose name a Certificate is registered in the Register, to the extent described in Section 5.4.

          "Pass-Through Rate". With respect to any Payment Date as to the Class A-1 Certificates, the Class A-1 Pass-Through Rate, as to the Class A-2 Certificates, the Class A-2 Pass-Through Rate, as to the Class A-3 Certificates, the Class A-3 Pass-Through Rate and as to the Class A-4 Certificates, the Class A-4 Pass-Through Rate.

          "Payment Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be the 25th day of each month (or, if such 25th day is not a Business Day, the next succeeding Business Day), commencing in the month immediately following the month in which the Startup Day occurs.

          "Percentage Interest": As to any Class A Certificate, that percentage, expressed as a fraction, the numerator of which is the Certificate Principal Balance of such Certificate as of the Cut-Off Date and the denominator of which is the Original Certificate Principal Balance of all Class A Certificates of the same Class; and as to any Class R Certificate, that Percentage Interest set forth on such Class R Certificate.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Preference Amount": As to any Payment Date (i) with respect to the Class A-1 Certificates, any amounts included in previous distributions to Class A-1 Certificate Owners of Class A-1 Distribution Amounts (exclusive of Insured Payments) which are recovered from such Class A-1 Certificate Owners as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Class A-1 Certificate Owners provided such Class A-1 Certificate Owners have complied with the provisions of Section 7.3(e); (ii) with respect to the Class A-2 Certificates, any amounts included in previous distributions to Class A-2 Certificate Owners of Class A-2 Distribution Amounts (exclusive of Insured Payments) which are recovered from such Class A-2 Certificate Owners as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not heretofore been repaid to such Class A-2 Certificate Owners provided such Class A-2 Certificate Owners have complied with the provisions of Section 7.3(e); (iii) with respect to the Class A-3 Certificates, any amounts included in previous distributions to Class A-3 Certificate Owners of Class A-3 Distribution Amounts (exclusive of Insured Payments) which are recovered from such Class A-3 Certificate Owners as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Class A-3 Certificate Owners provided such Class A-3 Certificate Owners have complied with the provisions of Section 7.3(e); and (iv) with respect to the Class A-4 Certificates, any amounts included in previous distributions to Class A-4 Certificate Owners of Class A-4 Distribution Amounts (exclusive of Insured Payments) which are recovered from such Class A-4 Certificate Owners as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Class A-4 Certificate Owners provided such Class A-4 Certificate Owners have complied with the provisions of Section 7.3(e).

          "Premium Amount":  As to any Payment Date, the product of
(x) one-twelfth of the Premium Percentage and (y) the Certificate Principal Balance on such Payment Date (after taking into account any distributions of principal to the Owners of the Class A Certificates to be made on such Payment Date but prior to the payment of any amount determined pursuant to clause (h) of the definition of Principal Distribution Amount).

          "Premium Percentage": As defined in the Insurance and Indemnity Agreement.

          "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

          "Prepayment":  Any payment of principal of a Mortgage
Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Mortgage Loan shall be deemed to be Prepayments for all purposes of this Agreement.

          "Preservation Expenses": Expenditures made by the Servicer or any Sub-Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

          "Primary Parcel": With respect to any Property with multiple parcels, the parcel having the greatest Appraised Value.

          "Principal Carry-Forward Amount": With respect to any Payment Date, the amount, if any, by which (x) the amount, if any, described in clause (f) of the definition of "Principal Distribution Amount," as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Class A Certificates on such immediately preceding Payment Date on account of the Principal Distribution Amount.

          "Principal Distribution Amount":  With respect to any
Payment Date, the sum of:

          (a)  the Principal Carry-Forward Amount, if any,

          (b) the scheduled or unscheduled principal (other than the principal portion of Prepaid Installments) due and received with respect to the Mortgage Loans during the related Remittance Period and actually collected by the Servicer during the related Remittance Period, in each case to the extent actually received by the Trustee on the related Remittance Date,

          (c) the Loan Balance of each Mortgage Loan that either was repurchased by the Originator or by the Sponsor or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee on the related Remittance Date,

          (d) any Substitution Amounts delivered by the Sponsor on the related Remittance Date in connection with a substitution of a Mortgage Loan, to the extent such Substitution Amounts are actually received by the Trustee on the related Remittance Date,

          (e) all Net Liquidation Proceeds and net insurance proceeds actually collected by the Servicer with respect to the Mortgage Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds and net insurance proceeds relate to principal and are actually received by the Trustee on the related Remittance Date),

          (f)  any Subordination Deficit for such Payment Date,

          (g) the proceeds of any termination of the Trust received by the Trustee on the related Remittance Date (to the extent such proceeds related to principal of the Mortgage Loans),

          (h)  any Subordination Increase Amount for such Payment
Date,

                                minus

          (i)  any Subordination Reduction Amount for such Payment
Date.

          "Principal and Interest Account": Collectively, each principal and interest account created by the Servicer or any Sub-Servicer pursuant to Section 8.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

          "Principal Remittance Amount":  With respect to any
Remittance Period, the amount remitted to the Trustee by the Servicer on the related Remittance Date with respect to principal collections on the Mortgage Loans for such Remittance Period.

          "Prohibited Transaction": "Prohibited transaction" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

          "Property": The underlying property on which a lien is granted securing a Mortgage Loan.

          "Prospectus": Any prospectus (including any prospectus supplement) relating to the Registration Statement pursuant to which the Class A Certificates are offered.

          "Purchase Option Period": As defined in Section 9.3(b) hereof.

          "Qualified Liquidation": "Qualified liquidation" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust.

          "Qualified Mortgage": "Qualified mortgage" shall have the meaning set forth from time to time in the definition thereof at
Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust.

          "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 3.3, 3.4 or 3.6(b) hereof, which (i) bears a fixed rate of interest, (ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced, (iii), in the discretion of the Certificate Insurer, is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification at origination of the Mortgage Loan (determined in accordance with the Sponsor's credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than June 1, 2027, (vi) has a Combined Loan-to-Value Ratio as of the Cut-Off Date no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time and shall relate to a Mortgagor having a debt-to-income ratio no higher than the debt-to-income ratio of the Mortgagor whose Mortgage Loan is being replaced, (vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (viii) satisfies the criteria set forth from time to time in the definition thereof at
Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, all as evidenced by an Officer's Certificate of the Sponsor delivered to the Trustee and the Certificate Insurer prior to any such substitution, (ix) is a valid First Mortgage Loan and (x) if such Qualified Replacement Mortgage is an Escrow Loan, all Required Escrow Documents with respect thereto are delivered to the Trustee within one year of the related Replacement Cut-Off Date. In the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, as evidenced by a written approval delivered to the Trustee by the Certificate Insurer, except that the requirement of clause (viii) hereof must be satisfied as to each Qualified Replacement Mortgage.

          "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof, accrued and unpaid interest and unreimbursed advances as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

          "Record Date": With respect to each Payment Date, for each of the Class A Certificates, the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs, whether or not such day is a Business Day.

          "Register": The register maintained by the Trustee in accordance with Section 5.4 hereof, in which the names of the Owners are set forth.

          "Registrar": The Trustee, acting in its capacity as Trustee appointed pursuant to Section 5.4 hereof, or any duly appointed and eligible successor thereto.

          "Registration Statement": The Registration Statement filed by the Sponsor with the Securities and Exchange Commission, including all amendments thereto and including the Prospectus relating to the Class A Certificates constituting a part thereof.

          "Reimbursable Advances":  As to any Mortgage Loan, all
Delinquency Advances and Servicing Advances made by the Servicer with respect thereto, to the extent not previously paid to or withheld by the Servicer.

          "Reimbursement Amount": As of any Payment Date, the sum of (a)(i) all Insured Payments previously paid by the Certificate Insurer and all preference payments (as described in the Certificate Insurance Policy) previously paid by the Certificate Insurer and in each case not previously repaid to the Certificate Insurer pursuant to 7.5(b)(iii) hereof plus (ii) interest accrued on each such Insured Payment and such preference payments not previously repaid calculated at the Weighted Average Class A Pass-Through Rate in each case from the date the Certificate Insurer paid the related Insured Payment or the preference payment, as the case may be, and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the rate specified in the Insurance Agreement. The Certificate Insurer shall notify in writing the Trustee and the Sponsor of the amount of any Reimbursement Amount.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "Remittance Date": Any date on which the Servicer is required to remit monies on deposit in the Principal and Interest Account to the Trustee, which shall be the eighteenth day of each calendar month, commencing in June 1996 (or, if such eighteenth day is not a Business Day, the next succeeding Business Day).

          "Remittance Period": The period (inclusive) beginning at the opening of business on the second day of the calendar month immediately preceding the month in which a Remittance Date occurs and ending at the close of business on the first day of the calendar month in which a Remittance Date occurs.

          "REO Property": A Property acquired by the Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          "Replacement Cut-Off Date":  With respect to any
Qualified Replacement Mortgage, the close of business on the first day of the calendar month in which such Qualified Replacement
Mortgage is conveyed to the Trust.

          "Representation Letter" shall mean letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Register under the nominee name of the Depository.

          "Representations and Warranties": The representations and warranties relating to the Mortgage Loans, as set forth in
Section 5 of the Master Loan Transfer Agreement and Section 3.3(a) hereof, together with any Additional Representations and Warranties (as defined in the Master Loan Transfer Agreement).

          "Required Escrow Document": As defined in Section 3.5(k) hereof.

          "Rolling Three Month Delinquency Rate": As of any Payment Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

          "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "Schedule of Mortgage Loans":  The Schedule of Mortgage
Loans attached hereto as Schedule I.

          "Second Mortgage Loan": A Mortgage Loan which is secured by a second priority mortgage lien with respect to the related
Property.

          "Securities Act": The Securities Act of 1933, as amended.

          "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

          "Servicer": EquiVantage Inc., a Delaware corporation, and its permitted successors and assigns.

          "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

          "Servicer's Trust Receipt": The Servicer's trust receipt in the form set forth as Exhibit I hereto.

          "Servicing Advance":  As defined in Section 8.9(c) and
Section 8.13(a) hereof.

          "Servicing Fee": With respect to any Mortgage Loan, the monthly amount retained by the Servicer or by any successor thereto as compensation for servicing and administration duties relating to such Mortgage Loan pursuant to Section 8.15 hereof and equal to the product of (x) one-twelfth of the related Servicing Fee Rate and (y) the outstanding Loan Balance of such Mortgage Loan as of the opening of business on the first day of the immediately preceding Remittance Period.

          "Servicing Fee Rate":  With respect to each First
Mortgage Loan, .50% per annum. With respect to each Second Mortgage Loan, .75% per annum.

          "Servicing Standards": As defined in Section 8.1(a) hereof.

          "Specified Subordinated Amount":  As defined in the
Insurance and Indemnity Agreement.

          "Sponsor": EquiVantage Acceptance Corp., a Delaware corporation.

          "Startup Day":  May 23, 1996.

          "Subordinated Amount": As of any Payment Date, the excess, if any, of (x) the Aggregate Loan Balance as of the close of business on the last day of the related Remittance Period over (y) the Certificate Principal Balance as of such Payment Date (after taking into account the payment of principal made pursuant to clause
(a) through clause (e) of the definition of the Principal Distribution Amount to the Owners of the Class A Certificates on such Payment Date, except for any portion thereof related to an Insured Payment on such Payment Date or on any prior Payment Date and not previously reimbursed to the Certificate Insurer pursuant to Section 7.3(e) hereof).

          "Subordination Deficiency Amount": With respect to any Payment Date, the excess, if any, of (i) the Specified Subordinated Amount applicable to such Payment Date over (ii) the Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any Subordination Increase Amount on such Payment Date.

          "Subordination Deficit": As of any Payment Date, the excess, if any, of (x) the Aggregate Certificate Principal Balance, after taking into account the payment of the Principal Distribution Amount on such Payment Date, over (y) the Aggregate Loan Balance as of the close of business on the last day of the preceding Remittance Period.

          "Subordination Increase Amount": With respect to any Payment Date, the lesser of the (x) Subordination Deficiency Amount for such Payment Date and (y) amounts available for such purpose after taking into account the payment of principal to the Owners of the Class A Certificates on such Payment Date minus any amount determined pursuant to clause (h) of the definition of Principal Distribution Amount.

          "Subordination Reduction Amount":  With respect to any
Payment Date, an amount equal to the lesser of (x) the Excess
Subordinated Amount for such Payment Date and (y) the Principal
Remittance Amount for the related Remittance Period.

          "Sub-Servicer": Transworld Mortgage Corporation, a Texas corporation, and its permitted successors and assigns, or any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in Section 8.3 hereof in respect of the qualification of a Sub-Servicer.

          "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.3.

          "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate less, if the Servicer is the replacing party, the Servicing Fee Rate of the Mortgage Loan being replaced.

          "Tax Matters Person": The Tax Matters Person appointed pursuant to Section 11.17 hereof.

          "Termination Notice": As defined in Section 9.3(b) hereof.

          "Termination Price": As defined in Section 9.2(a) hereof.

          "Transaction Documents": Collectively this Agreement, the Insurance Agreement, the Underwriting Agreement relating to the Class A Certificates, any Sub-Servicing Agreement, the
Indemnification Agreement relating to the Prospectus, the Registration Statement and the Certificates.

          "Transferor": EquiVantage Inc., a Delaware corporation, and its permitted successors and assigns.

          "Trust": EquiVantage Home Equity Loan Trust 1996-2, the trust created under this Agreement.

          "Trust Estate": Collectively, all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, and in the subtrusts, for the benefit of the Owners, including all proceeds thereof, including, without limitation, (i) the Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held in all Accounts, (iii) any Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance Policies relating to the Mortgage Loans and any rights of the Sponsor under any Insurance Policies, (v) Net Liquidation

Proceeds with respect to any Liquidated Loan, (vi) rights under the Certificate Insurance Policy and (vii) the Sponsor's rights under the Master Loan Transfer Agreement.

          "Trustee": Norwest Bank Minnesota, National Association, located on the date of execution of this Agreement at the Corporate Trust Office, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

          "Trustee Fee Rate": .025% per annum, plus for so long as a backup sub-servicer is required by the Certificate Insurer, an additional .015% per annum.

          "Underwriter": Prudential Securities Incorporated, as representative of the several underwriters.

          "Unrecoverable Delinquency Advance":  Any Delinquency
Advance which the Servicer, in its good faith business judgment, believes will not ultimately be recovered from the related Mortgage Loan.

          "Weighted Average Class A Pass-Through Rate": With respect to any Payment Date, the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate and the Class A-4 Pass-Through Rate, weighted by the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance, respectively, outstanding immediately prior to such Payment Date.

          Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

          Section 1.3.     Captions; Table of Contents.  The
captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

          Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.


                             ARTICLE II

             ESTABLISHMENT AND ORGANIZATION OF THE TRUST

          Section 2.1.     Establishment of the Trust.  The
parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "EquiVantage Home Equity Loan Trust 1996-2".

          Section 2.2.     Office.  The office of the Trust shall
be in care of the Trustee, addressed to the Corporate Trust Office, or at such other address as the Trustee may designate by notice to the Sponsor, the Servicer, the Owners and to the Certificate Insurer.

          Section 2.3.     Purposes and Powers.  The purpose of
the Trust is to engage in the following activities, and only such activities: (i) the issuance of the Certificates and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall require or permit the Trustee to take any action which would result in the loss of REMIC status for the Trust.

          Section 2.4.     Appointment of the Trustee; Declaration
of Trust. The Sponsor hereby appoints the Trustee as trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to Section 10.8 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners and the Certificate Insurer, as their interests may appear.

          Section 2.5. Expenses of the Trust. On each Payment Date the Trustee shall receive the Monthly Trustee Fee Amount, as provided in Section 7.5(b)(ii) hereof. Any other expenses of the Trust that have been reviewed and approved by the Sponsor or the Servicer (which approval shall not be unreasonably withheld), including the reasonable expenses of the Trustee, its agents and counsel, shall be paid directly by the Sponsor or the Servicer to the Trustee or to such other Person to whom such amounts may be due. Failure by the Sponsor to pay any such fees or other expenses shall not relieve the Trustee of its obligations hereunder. The Trustee hereby covenants with the Owners that every material contract or other material agreement entered into by the Trustee on behalf of the Trust shall expressly state therein that no Owner shall be personally liable in connection with such contract or agreement.

          Section 2.6. Ownership of the Trust. On the Startup Day the ownership interests in the Trust and the subtrusts shall be transferred as set forth in Section 4.2 hereof, such transfer to be evidenced by sale of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.4 and 5.8 hereof.

          Section 2.7.     [Reserved].

          Section 2.8.     Miscellaneous REMIC Provisions.  (a)
The Trust shall elect to be treated as a REMIC under Section 860D of the Code, as described in Section 11.15. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of the election of the Trust to be treated as a REMIC.

          (b)  The Class A-1 Certificates, the Class A-2
Certificates, the Class A-3 Certificates and the Class A-4
Certificates are hereby designated as "regular interests" in the Trust and the Class R Certificates are hereby designated as the "residual interest" in the Trust, as defined in Section 860G(a) of the Code.

          (c) The Startup Day is hereby designated as the "startup day" of the Trust within the meaning of Section 860G(a)(9) of the Code.

          (d) The final scheduled Payment Date for each Class of Certificates is hereby set to be the Payment Date succeeding by one year the latest maturity date of any Mortgage Loan, as follows:

          Class                   Final Scheduled Payment Date

          Class A-1 Certificates        April 25, 2011
          Class A-2 Certificates        June 25, 2015
          Class A-3 Certificates        January 25, 2022
          Class A-4 Certificates        June 25, 2027

          Section 2.9. Grant of Security Interest. (a) Except with respect to the REMIC Provisions, it is the intention of the parties hereto that the conveyance by the Sponsor of the Trust Estate to the Trustee on behalf of the Trust shall constitute a purchase and sale of such Trust Estate and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced hereby constitutes a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Sponsor shall be deemed to have granted to the Trustee, on behalf of the Owners and the Certificate Insurer, a first priority perfected security interest in all of the Sponsor's right, title and interest in, to and under the Trust Estate. The conveyance by the Sponsor of the Trust Estate to the Trustee on behalf of the Trust shall not constitute and is not intended to result in an assumption by the Trustee or any Owner of any obligation of the Originators or any other Person in connection with the Trust Estate.

          (i) The Sponsor and the Servicer shall take no action inconsistent with the Trust's ownership of the Trust Estate and shall indicate or shall cause to be indicated in their records and records held on their behalf that ownership of each Mortgage Loan and the assets in the Trust Estate are held by the Trustee on behalf of the Owners and the Certificate Insurer. In addition, the Sponsor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that ownership of such Mortgage Loan or other Trust Estate asset is held by the Trustee on behalf of the Trust; provided that this paragraph shall not be construed to prohibit the Servicer from appearing as lienholder of record of the Mortgage Loans on behalf of the Trustee for the purpose of receiving notices, executing release and modification documents and taking other actions related to the Servicing of the Mortgage Loans, so long as such actions are consistent with Article VIII hereof.